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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 29, 2002
                Date of Report (Date of earliest event reported)

                          AMERICAN COMMERCIAL LINES LLC
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)
                        Commission file number 333-62227

                                   52-2106600
                        (IRS Employer Identification No.)

                             1701 EAST MARKET STREET
                          JEFFERSONVILLE, INDIANA 47130
               (Address of Principal Executive Offices) (Zip Code)

                                 (812) 288-0100
              (Registrant's Telephone Number, Including Area Code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

On May 29 2002, American Commercial Lines LLC (the "Registrant") and Danielson Holding Corporation ("DHC") announced in a press release (which press release is incorporated herein by reference): (1) the closing of the acquisition (the "Acquisition") from 399 Venture Partners, Inc., CSX Corporation and the Registrant's management of 100% of the voting, non-voting and preferred membership interests of American Commercial Lines Holdings LLC (the "Parent") by DHC pursuant to the Recapitalization Agreement (as defined herein); (2) that the Registrant had completed its exchange offer for its 10-1/4% Senior Notes due June 30, 2008 (the "Senior Notes"), as described in the Registrant's Annual Report on Form 10-K dated March 28, 2002 and Current Reports on Form 8-K dated March 27, 2002 and April 19, 2002; (3) that the Registrant had amended and restated its existing senior credit facility; and (4) that a rights offering by DHC, which raised gross proceeds before expenses of approximately $43.5 million, had been completed, and that those funds were used in part to fund the Acquisition of the Registrant by DHC pursuant to the recapitalization agreement dated as of March 15, 2002, a copy of which was filed as Exhibit 10.23 to the Registrant's Form 8-K dated March 15, 2002, as amended by the first amendment thereto dated as of May 29, 2002, which amendment is attached hereto as Exhibit
10.23 and incorporated herein by reference (as amended, the "Recapitalization Agreement").

Pursuant to the terms of the Recapitalization Agreement, DHC paid $7.0 million in cash to Parent's preferred equity holders, and contributed $25.0 million in cash and $58.5 million (plus accrued and unpaid interest) of the Registrant's Senior Notes to Parent in connection with the Acquisition.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

Exhibit
Number                              Description

10.23 Form of First Amendment to Recapitalization Agreement dated as of May 29, 2002.

99.1 Press Release issued by the Registrant and ACL on May 29, 2002 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K dated May 29, 2002 filed by Danielson Holding Corporation).




THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS (AS DEFINED IN SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS. AS A RESULT, NO ASSURANCES CAN BE GIVEN AS TO FUTURE RESULTS, LEVELS OF ACTIVITY AND ACHIEVEMENTS. ANY FORWARD LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE REGISTRANT UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, UNLESS OTHERWISE REQUIRED BY LAW.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY THE REGISTRANT WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THIOSE CONTAINED IN ANY
FORWARD-LOOKING STATEMENTS.








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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 10, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)


By:      /s/ James J. Wolff
         -------------------
Name:    James J. Wolff
Title:   Senior Vice President
         (Principal Accounting Officer)